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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 22, 1999

                            BIG V SUPERMARKETS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


          1-6814                                      14-1459448
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(Commission File Number)                   (I.R.S. Employer Identification No.)


176 NORTH MAIN STREET
FLORIDA, NEW YORK                                        10921
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(Address of Principal Executive Offices)               (Zip Code)


                                 (914) 651-4411
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

     On November 7, 1999, the Company completed the acquisition of ShopRite of Pennington, Inc. (SRP), another Wakefern member. The five-store chain, located in the Trenton area of New Jersey, was purchased for $36.0 million including $1.6 million of assumed debt. Annual revenues and income before taxes for SRP approximate $145.9 million and $0.7 million, respectively. The acquisition was financed with variable rate debt including an initial funding of $36 million and a $5 million delayed draw facility. The acquisition debt matures as follows:

        Year           Amount
        ----           ------
        2000    $ 0.4 million
        2001      0.4 million
        2002      0.4 million
        2003     39.8 million
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        Total   $41.0 million
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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired

     The financial statements of the business acquired are not being provided herewith since it is impracticable for the Company to do so at the time this Report is filed. Such required financial statements will be filed as soon as practicable and in no event later than 60 days after the date this Report must be filed.

     (b)  Pro Forma Financial Information

     The pro forma financial information required pursuant to Article 11 of Regulation S-X is not being furnished herewith since it is impracticable for the Company to do so at the time this Report is filed. Such required pro forma financial information will be filed as soon as practicable and in no event later than 60 days after the date this Report must be filed.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BIG V SUPERMARKETS, INC.

Dated: November 22, 1999           By:  /s/  James A. Toopes, Jr.
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                                   Name:    James A. Toopes, Jr.
                                   Title:   Vice Chairman and
                                            Chief Financial and
                                            Administrative Officer


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